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                                                        EXHIBIT 10.21
                                                        Page 1


                      ROYALTY AGREEMENT
                      -----------------

           THIS AGREEMENT is made this 4th day of October, 1988, by and between LEE PHARMACEUTICALS, INC., a California corporation ("Lee") and ROBERTS PROPRIETARIES, INC., a New
York corporation ("Roberts").

                          RECITALS

          WHEREAS, Lee has acquired certain Assets, including the Products from Roberts pursuant to a Purchase and Sale
Agreement  between  Lee,  Roberts and  Keith  Roberts,  dated
September 30, 1988 (the "Purchase Agreement"); and

          WHEREAS, in connection with the acquisition of such Assets, Lee is to pay to Roberts the Royalties provided for herein.

           NOW, THEREFORE, it is agreed by and between the parties hereto as follows:

          1.   DEFINITIONS.

                (a) "Products" means those depilatory drug products listed on Schedule A hereto and any developments, innovations or improvements made thereon marketed under the tradename or trademark "Zip" or "Zip Wax." The Products shall include all hot wax and cold wax depilatory drug producs. The Products shall not include any depilatory drug products currently being sold under the "Bikini Bare" trademark or any other non-hot wax or non -cold wax depilatory drug products which Lee acquires or develops after the date hereof unless subsequently sold under the "Zip" or "Zip Wax" tradename or trademark.

                (b) "Net Sale Price" means the actual price received from the domestic or international sale of the Products (less the actual sale prices of any Products returned), exclusive of freight, handling, insurance, custom duties and any sales, use or value added or similar taxes levied on the sale of the Products. "Net Sales" shall not include (i) receipts through salon operations by Lee, its Subsidiaries or its licensees for treatment of the Products directly through or in connection with a salon or salons owned or operated by Lee, such Subsidiaries or such licensees and (ii) sales by Lee to its Subsidiaries or licensees or its Subsidiaries to licensees for resale, but in such instances the obligations to pay Royalties shall arise upon the sale by Lee's Subsidiaries or licensees to third parties.

                (c)   "Lee"  shall  mean Lee Pharmaceuticals,
Inc.,   its   permitted  successors  and  assigns   and   any
Subsidiaries thereof.

                (d) "Minimum Royalty" shall mean the payments of Royalties for each Fiscal Period hereof equal to Five
Hundred Thousand Dollars ($500,000).

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                                                        EXHIBIT 10.21
                                                        Page 2

                (e) "Fiscal Period" shall mean (i) the period from the Closing of the Agreement to September 30, 1989, and
(ii) a fiscal year beginning October 1 each year (commencing with October 1, 1989) until the termination of the Royalty Period.

                (f) "Maximum Royalty" shall mean Five Million
Dollars ($5,000,000).

                (g)  "Royalty Period" shall mean the ten (10)
Fiscal Periods beginning on the Closing and ending on September 30, 1998.

                (h) "Subsidiary" shall mean a company in which at least fifty percent (50%) of the voting stock of which at the time of reference is legally, equally or factually owned, directly or indirectly, by Lee or an entity controlling, controlled by or under common control with Lee.

                (i) Other terms not defined herein shall have the meaning set forth in the Purchase Agreement.

          2.   ROYALTIES.

                (a) ROYALTY RATE. Lee shall pay royalties to Roberts for all Products sold or otherwise disposed of subsequent to the date of this Agreement by Lee, its Subsidiaries and its licensees at the rate equal to ten percent (10%) of the Net Sales Price of each Product sold during the Royalty Period ("Royalty" or "Royalties").

                (b) QUARTERLY ROYALTY PAYMENT. The aggregate amount of Royalties accruing during each fiscal quarter of each Fiscal Period pursuant to Section 2(a) hereof is hereinafter referred to as the "Quarterly Royalty Payment." The Quarterly Royalty Payment shall be made by Lee to Roberts within forty-five (45) days of the end of each such fiscal quarter in which a sale or other disposition of a Product takes place, at which time there shall be delivered to Roberts an accounting of the operations upon which such Quarterly Royalty Payment is based, certified by an officer of Lee, which accounting and certification shall be in form and substance reasonably satisfactory to Roberts. The first such accounting shall include all Products sold or otherwise disposed of pursuant to this Agreement between the Closing and the date of such accounting. The aggregate of Quarterly Royalty Payments is hereinafter referred to as "Royalty Payment."

                (c) MINIMUM ROYALTY. If the total amount of earned Royalty Payments for a Fiscal Period pursuant to
Section 2(a) hereof is less than the Minimum Royalty, then with the payment for the fourth fiscal quarter of such Fiscal Period, Lee shall pay to Roberts an additional amount (the "Additional Amounts") so that Roberts receives for such Fiscal Period the Minimum Royalty. Any Royalty Payments due for a Fiscal Period in excess of the Minimum Royalty shall be reduced by any Additional Amounts for any prior Fiscal Period that has not been previously offset until all such Additional Amounts have been so offset and then shall be credited against any Additional Amounts due in subsequent Fiscal Periods.

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                                                        EXHIBIT 10.21
                                                        Page 3

                (d) MAXIMUM ROYALTY. Notwithstanding any other provisions of this Agreement, in no case shall the aggregate of all Royalty Payments (including any Additional Amounts paid pursuant to the Minimum Royalties) exceed the Maximum Royalty. Upon payment of the Maximum Royalty, this Agreement and all obligations of Lee to pay further Royalties shall terminate.

                (e)     ROYALTY  PERIOD.   Unless   otherwise
terminated sooner, this Agreement and all obligations of Lee to pay Royalties shall terminate on the last day of the Royalty Period.

                (f) LATE PAYMENT. Any Royalty Payment (including any Additional Amounts) or part thereof which is not made on or before the date when due shall accrue interest thereon from and after such date and until the date of payment at the rate of one percent (1%) above the published prime rate of Bank of America NT&SA, from time to time in effect, compounded quarterly, but in no event shall such rate exceed the rate permitted by applicable law.

           3. FUTURE PATENTS. All inventions registered with the United States or any foreign patent office and any and all rights thereunder, both domestic and international, relating to the Products or the method of manufacturing, using or selling the Products that may be obtained, discovered or made by Lee during the term of this Agreement shall be the property of Lee and Roberts shall have no rights therein, except the rights to the Royalties provided for in
Section 2 hereof relating to the Products.

           4. DUTY TO EXPLOIT. Lee shall use its best efforts to market, manufacture and otherwise commercially exploit the Products. Lee will take no action the effect of which is to reduce the amount of the Royalties payable under
Section 2 hereof.

           5. PROTECTION OF CONFIDENTIAL INFORMATION. Lee and Roberts shall each take all steps which are necessary or reasonable to safeguard the secrecy and confidentiality of information related to the Products.

           6. TERM AND TERMINATION. Accrual of Royalties under this Royalty Agreement shall continue in effect from the date of this Agreement until the later to occur of: (i) payment of the Maximum Royalty or (ii) the last day of the Royalty Period. Thereafter, Lee shall have the right to manufacture and sell anywhere in the world the Products without payment of any further Royalties and the provisions hereof concerning reports, records and disclosure shall no longer apply. Royalties accrued as of the date of the termination of this Agreement shall remain due and payable notwithstanding termination of this Agreement.

           7. SECURITY. Payment of the Royalties is secured by a Security Agreement attached to the Purchase Agreement hereto as Exhibit "D."

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                                                        EXHIBIT 10.21
                                                        Page 4

           8.   ASSIGNMENT.

                (a) In the event that Lee shall sell, assign or transfer the business relating to all or any of the Products or to the trademarks or tradenames "Zip" or "Zip Wax", Lee shall, within five (5) days after such sale, assignment or transfer, send a written notice thereof to Roberts, stating the date thereof, a description of that which was sold, assigned or transferred, and the name and post office address of the purchaser, assignee or transferee, and shall, as a condition to such sale, assignment or transfer, obtain an undertaking of the purchaser, assignee or transferee to continue to pay the Royalties specified herein in Section 2 hereof, with respect to such Product or Products, to Roberts in accordance with the terms hereof and upon obtaining such undertaking, Lee shall be released of its obligations hereunder with respect to such Product(s) which were sold, assigned or transferred.

                (b) In the event all or any part of the rights to receive Royalties payable hereunder are sold, assigned or transferred by Roberts or its successors or assigns, payment of the Royalties relating to the Royalties so sold, assigned or transferred shall thereafter be made to such purchaser, assignee or transferee, provided that the party making such sale, assignment or transfer shall have given due written notice to Lee of such sale, assignment or transfer, stating in such notice the proportion of the Royalty and the name and address of the person to whom such sale, assignment or transfer is made. Thereafter, all payment of the Royalties pursuant to Section 2 above, and all reports required by Section 2(b) above, shall be made to such purchaser, assignee or transferee. In the event any such purchaser, assignee or transferee shall desire to exercise the rights of Roberts under Section 9 hereof, Lee shall not be required to comply with such request except at the request of a person having a right to receive not less than twenty-five percent (25%) of the Royalties payable hereunder.

           9. RECORDS. Lee shall keep complete and accurate records of all sales of the Products for at least three (3) years after the date of each report of such sales, which records shall be open during reasonable business hours at Lee's place of business to a certified public accountant selected by Roberts and reasonably acceptable to Lee who shall, at Roberts' expense, have access to such records for the sole purpose of verifying for Roberts, not more often than once each year (except in the event a claim is filed), the sales and payments accrued as herein provided. Such accountant shall treat as confidential and shall not disclose to Roberts any information other than information relating solely to the sales payments accrued and the accuracy of the reports and payments required to be made under this Agreement and, in no event, are the quantities or prices to the individual customers to be disclosed to Roberts by said accountant, provided, however, that in the event any claim by Roberts be asserted during the three (3) year period, then Lee shall preserve all relevant records until the resolution of the claim.

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                                                        EXHIBIT 10.21
                                                        Page 5

           10.   CURRENCIES.  The payments  provided  for  in
Section 2 hereof, to be made by Lee to Roberts, shall accrue and be payable in the currency of the country where the sale is made or the currency in which the payment is received by Lee, a Subsidiary or a licensee. In the case of sales made or payments received outside the United States of America, Lee will, for the convenience and account of Roberts, make diligent efforts, subject to pertinent laws and regulations, to secure the transfer and conversion of the payments due hereunder into the equivalent of United States dollars at the applicable rate of exchange at the date of payment and the remittance thereof to Roberts in United States dollars in the United States, less all necessary related taxes, assessments, charges and expenses incurred or required by any local government in order to convert said foreign currency into United States dollars. In the event such transfer or conversion is not lawful or practicable, the payment shall be made by deposit thereof in the national currency of the country where said sales are made or payment or royalties received, to the credit and account of Roberts or their nominee in any commercial bank or trust company of Roberts' choice in said country and prompt written notice of each deposit shall be given to Roberts.

           11. OFFSET. Payments of Royalties hereunder may be reduced by amounts due Lee pursuant to Section 20 of the Purchase agreement. Amount to be so offset against further Royalties shall bear simple interest equal to the reference (prime rate) charged by the Bank of America NT&SA from time to time (but in no case shall the interest rate at any time exceed maximum rate permitted by law) until the Royalty being offset is otherwise due and payable.

           12.    GOVERNING  LAW.   This  Agreement  will  be
governed by and construed in accordance with the laws of the State of California.

           13. ENTIRE AGREEMENT. This Agreement, the Security Agreement and the Purchase Agreement contain the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be changed orally, but only by written agreement of both parties hereto.

           14. SEVERABILITY. In the event that any provision of this Agreement is adjudicated invalid, illegal or unenforceable, such adjudication will not affect the validity, legality or enforceability of any other provision, and this Agreement will be construed as though such invalid, illegal or unenforceable provision had never been contained herein.

           15.   RELATIONSHIP OF PARTIES.   Nothing  in  this
Agreement  will  be  deemed  to  create  a  relationship   of
employment or agency or to constitute the parties as partners or joint venturers.

           16.    CAPTIONS.   The  underlined  captions   are
included herein for convenience and do not constitute a part of this Agreement.

           17. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

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                                                        EXHIBIT 10.21
                                                        Page 6

           18. NOTICES. Notices will be deemed given when received if sent by telecopy, hand delivery, or mailed, first class and postage prepaid to the following address or to such other address as either party may notify the other in writing:
               If to Lee:

               LEE PHARMACEUTICALS, INC.
               1434 Santa Anita Avenue
               South El Monte, California   91733
               Attention:  Ronald G. Lee, President


               If to Roberts:

               ROBERTS PROPRIETARIES INC.
               201 Route 17 North
               Rutherford, New Jersey   07070
               Attn:  Keith Roberts, President


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                          LEE PHARMACEUTICALS, INC.




                          By: RONALD G. LEE
                              ------------------------
                              Ronald G. Lee, President



                          ROBERTS PROPRIETARIES, INC.




                          By: KEITH ROBERTS
                              ------------------------
                              Keith Roberts, President

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                                                        EXHIBIT 10.21
                                                        Page 7


                        SCHEDULE "A"


                        THE PRODUCTS


          Products include:

               (1)  Zip Wax Hair Remover
               (2)  Zip Wax Tube For Face
               (3)  Zip Wax Tube For Body
               (4)  Zip Creme Bleach